EXHIBIT 32.1

                Certification Pursuant to 18 U.S.C. Section 1350
                       As Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002

I, Adam Mauerberger, President and Chief Financial Officer of Atlantic Wine Agencies Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB/A of the Company for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 9, 2005

/s/ Adam Mauerberger
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    Adam Mauerberger
President and Chief Financial Officer